                                                                  Exhibit 10(ac)









                                Minnesota Power
                                ---------------


                      Director Compensation Deferral Plan
                      ------------------------------------


                              Amended and Restated
                              --------------------

                                   Effective
                                   ---------

                                 January 1,1990
                                 --------------

                               TABLE OF CONTENTS
                               -----------------

SECTION 1     ESTABLISHMENT AND PURPOSE.......................................1
SECTION 2     ELIGIBILITY FOR PARTICIPATION...................................1
SECTION 3     DEFERRALS.......................................................2
    3.1       Permitted Deferrals.............................................2
    3.2       Deferral Election Form..........................................2
    3.3       Election to Defer Irrevocable...................................3
SECTION 4     DEFERRAL ACCOUNT
    4.1       Establishment of Deferral Accounts..............................3
    4.2       Crediting of Deferral Accounts..................................3
    4.3       Statement of Accounts...........................................4
    4.4       Contractual Obligation..........................................4
SECTION 5     PAYMENT OF BENEFITS.............................................5
    5.1       Form of Payment of Benefits.....................................5
    5.2       Recipients of Payments..........................................5
    5.3       Generation-Skipping Tax.........................................6
SECTION 6     CHANGE OF LAW ANDALTERNATIVE
              PAYMENT FORM....................................................7
SECTION 7     NON-TRANSFERABILITY.............................................8
SECTION 8     ADMINISTRATION AND CLAIMS PROCEDURES............................9
    8.1       Administration..................................................9
    8.2       Filing a Claim..................................................9
    8.3       Expenses........................................................9
    8.4       Tax Withholding.................................................9
SECTION 9     AMENDMENT AND TERMINATION.......................................10
SECTION 10    APPLICABLE LAW..................................................10
SECTION 11    BINDING AGREEMENT...............................................11

                                MINNESOTA POWER
                                ---------------

                       DIRECTOR COMPENSATION DEFERRAL PLAN
                       -----------------------------------

                 Amended and Restated Effective January 1, 1990

                                    SECTION 1
                                    ---------
                           ESTABLISHMENT AND PURPOSE
                           -------------------------

     Minnesota Power & Light Company, sometimes known as Minnesota Power, (the "Company") established, effective as of June 1982, a plan for the deferral of director's fees in order to provide certain members of the Board of Directors of the Company the opportunity to defer payment of certain Director's compensation. The Company hereby amends said plan by adopting the Minnesota Power Director Compensation Deferral Plan, amended and restated effective as of January 1, 1990 (the "Plan"). It is intended that this Plan be exempt from the participation, vesting, funding, and fiduciary requirements of Title 1 of the Employee Retirement Income Security Act of 1974.


                                   SECTION 2
                                   ---------
                         ELIGIBILITY FOR PARTICIPATION
                         -----------------------------

     A Director of the Company who is not an employee of the Company is eligible to participate in the Plan.

                                   SECTION 3
                                   ---------
                                   DEFERRALS
                                   ---------

3.1 Permitted Deferrals.
    -------------------

     Any Director of the Company may, by making a Deferral Election prior to December 31 of any year, defer all or part of his or her compensation as a Director payable by the Company in cash during the ensuing year. A new Director who did not sit on the Board as of December 1 of the preceding year may, as soon as he or she is elected to the Board, make a Deferral Election with respect to cash compensation expected to be received in the current year. Compensation paid in stock and any expense reimbursement or travel allowance may not be deferred. If less than all of a Director's anticipated annual cash compensation is deferred, the amount to be deferred shall be in increments of 10% of the amount anticipated to be available for deferral.

     An election shall be effective only if it is timely filed with and accepted by the Company, and if all the terms and conditions of the Plan are satisfied in full. If a Deferral Election Form is not returned by December 31 of any year, the Director shall be deemed to have irrevocably elected to continue for the ensuing year the deferral elections made on the last Deferral Election Form turned in and accepted by the Company for a preceding year.


3.2 Deferral Election Form.
    ----------------------

     Deferral Elections shall be made by duly completing a Deferral Election Form provided by the Company. This form shall specify the benefit payment option elected by the Director from the following options allowed under this Plan: it shall permit deferral for a stated number of years, deferral until retirement from active service on the Board, or deferral until a certain age is reached, provided that in no event may payment of benefits commence later than age 70 1/2.

3.3 Election to Defer Irrevocable.
    -----------------------------

     Except as otherwise expressly provided in this Plan, a Director's election to defer any amounts pursuant to the Plan shall be irrevocable when made and accepted by the Company and shall not be subject to amendment or modification in any manner whatsoever thereafter.



                                   SECTION 4
                                   ---------
                                DEFERRAL ACCOUNT
                                ----------------

4.1 Establishment of Deferral Accounts.
    ----------------------------------

     The Company shall establish a Deferral Account for each Director making a Deferral Election. All such Deferral Accounts shall be utilized solely as a means for the measurement and determination of the benefits to be paid to a Director pursuant to the Plan. Deferral Accounts shall not be funded and shall neither constitute nor be treated as a trust fund or any interest in specific assets or properties of the Company.

4.2 Crediting of Deferral Accounts.
    ------------------------------

     Each Deferral Account will be credited with any amounts deferred by a Director pursuant to this Plan as such amounts are earned. The Company shall at the appropriate time deduct from all compensation paid or deferred any federal, state or local tax required by law to be withheld, including any required deduction of FICA taxes on compensation earned during the current year even though receipt of such compensation is in part deferred until a future year. Each January, before any distribution of Benefits, each Deferral Account shall also be credited at an annual rate of return equal to the overall percentage return on capital (long-term debt, preferred stock, and common equity) of the Company for the calendar year. This return shall be calculated by dividing the Company's "Consolidated Income Before Interest Charges" by consolidated capitalization which shall include notes payable. A sample calculation is attached hereto as Exhibit A. With respect to amounts in an account for part of a year, interest shall be computed on the basis of a 360 day year with 12 months of 30 days.

4.3 Statement of Accounts.
    ---------------------

     A Statement of Account in such form as the Company deems desirable setting forth the balance to the credit each Director in his or her Deferral Account shall be provided to each participating Director at least annually.

4.4 Contractual Obligation.
    ----------------------

     It is intended that the Company is under a contractual obligation to make payments to Directors from the general funds and assets of the Company in accordance with the terms and conditions of the Plan. Payments will reduce the balance shown on a Director's Deferral Account. A Director shall have no rights to such payments, other than as a general, unsecured creditor of the Company.

                                   SECTION 5
                                   ---------
                              PAYMENT OF BENEFITS
                              -------------------

5.1 Form of Payment of Benefits.
    ---------------------------

     The amount held in the Deferral Account pursuant to each Deferral Election shall be paid in accordance with such Deferral Election. Such Benefits will be paid either in a lump sum or in equal annual installments over a term of two to ten years. Benefits shall be paid each January, beginning with the first January that all requirements and conditions for payment under the Plan and on the Deferral Election Form shall have been satisfied (i.e. stated age has been reached, stated period of years has elapsed, or termination of membership on the Board has occurred).

5.2 Recipients of Payments: Designation of Beneficiary.
    --------------------------------------------------

     All payments of Benefits to be made by the Company under the Plan shall be made to the participating Director, if living. Except as otherwise provided herein, in the event of a Director's death prior to the receipt of any or all Benefit payments hereunder, all subsequent payments to be made under the Plan shall be made to the Beneficiary designated by the Director, and, unless otherwise specified in the Director's Beneficiary designation, in the event a Beneficiary dies before receiving all payments due to such Beneficiary pursuant to this Plan, the then remaining amounts shall be paid in a lump sum to the legal representatives of the Beneficiary's estate.

     The participating Director shall designate a Beneficiary, or during his or her lifetime change such designation, by filing a written notice of such designation with the Company in such form and subject to such rules and regulations as the Company may prescribe. If no Beneficiary designation shall be in effect at the time when any benefits payable under this Plan shall become due, the remaining amounts shall be paid in a lump sum to the legal representative of the Director's estate.

     If the Director's compensation constitutes community property, then any Beneficiary designation made by the Director other than a designation of such
Director's   spouse  shall  not  be  effective  if  any  such   Beneficiary   or
beneficiaries are to receive more than fifty percent (50%) of the aggregate benefits payable hereunder, unless such spouse shall approve such designation in writing.

     In the event a benefit is payable to a minor or person declared incompetent or to a person incapable of handling the disposition of his or her property, the Company may determine to pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent or person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

5.3 Generation-Skipping Tax
    -----------------------

     Notwithstanding any provisions in this Plan to the contrary, the Company may withhold any benefits payable to a Beneficiary as a result of the death of the Director (or the death of any Beneficiary designated by the Director) until such time as (i) the Company is able to determine whether a generation-skipping transfer tax, as defined in Chapter 13 of the Internal Revenue Code of 1986, or any substitute provision therefor, is payable by the Company; and (ii) the Company has determined the amount of generation- skipping transfer tax that is due, including interest thereon. If any such tax is payable, the Company shall reduce the benefits otherwise payable hereunder to such Beneficiary by the amount necessary to provide said Beneficiary with a benefit equal to the amounts that would have been payable if the original benefits had been calculated on the basis of a value for the Director's Deferral Account reduced by an amount equal to the generation-skipping transfer tax and any interest thereon that is payable as a result of the death in question. The Company may also withhold from distribution by further reduction of the then net value of benefits calculated in accordance with the terms of the previous sentence such amounts as the Company feels are reasonably necessary to pay additional generation-skipping transfer tax and interest thereon from amounts initially calculated to be due. Any amounts so withheld, and not actually paid as a generation-skipping transfer tax or interest thereon, shall be payable as soon as there is a final determination of the applicable generation-skipping tax and interest thereon.

                                   SECTION 6
                                   ---------

                   CHANGE OF LAW AND ALTERNATIVE PAYMENT FORM
                   ------------------------------------------

     The Company may make payments to any Director or Beneficiary of any benefits or deferred amounts to be paid under the Plan, in advance of the date when otherwise due, if, based on a change in federal tax law or regulation, published rulings or similar announcements by the Internal Revenue Service, decision by a court of competent jurisdiction involving the Plan, a Director or a Beneficiary, or a closing agreement made under Section 7121 of the Internal Revenue Code of 1986 that involves the Plan, a Director or a Beneficiary, it determines that a Director or Beneficiary will recognize income for federal income tax purposes with respect to amounts that are otherwise not then payable under the Plan. The Company may also make such payments to any Director or Beneficiary in advance of the date when otherwise due if it shall be determined that the Plan is subject to the requirements of Parts 2 and 3 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, because such Plan is not maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                   SECTION 7
                                   ---------

                              NON-TRANSFERABILITY
                              -------------------

     In no event shall the Company make any payment under the Plan to any assignee or creditor of a Director or a Director's Beneficiary. Prior to the time of payment hereunder, a Director or Beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under the Plan nor shall such rights be assigned or transferred by operation of law.

                                   SECTION 8
                                   ---------
                      ADMINISTRATION AND CLAIMS PROCEDURES
                      ------------------------------------

8.1 Administration.
    --------------

     This Plan shall be administered by the officers of the Company. The Company may from time to time establish rules for the administration of the Plan that are not inconsistent with the provisions of the Plan.

8.2 Filing a Claim.
    --------------

     Any Director or Beneficiary, or his or her authorized representative, may make a claim for benefits due him or her under the Plan by making a written request therefor to the Company, setting forth with specificity the facts and events which give rise to the claim. The Company shall promptly respond, consistent with any legal requirements that may apply.

8.3 Expenses.
    --------

     The cost of payment from the Plan and the expense of administering the Plan shall be borne by the Company.

8.4 Tax Withholding.
    ---------------

     The Company shall have the right to deduct from all payments to be made under the Plan, any federal, state or local taxes or other charges required by law to be withheld with respect to such payments.

                                   SECTION 9
                                   ---------

                           AMENDMENT AND TERMINATION
                           -------------------------

     The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify, terminate or partially terminate the Plan at any time and in any manner whatsoever by action of the Board of the Company. Any such amendment, modification, termination or partial termination of the Plan that does not materially increase the cost of the Plan to the Company, may occur by action of the Company with the written concurrence of the Chairman of the Board; provided, however, that only the Board shall have the power to terminate or partially terminate the Plan or change the Plan Crediting Rate, which shall be changed on a prospective basis only; and, provided further, no amendment, termination or other change in the Plan shall reduce the amounts credited to a Director's Deferral Account on the date of such amendment, termination or other change, which shall be payable to such Director or such Director's beneficiary as otherwise provided herein.



                                   SECTION 10
                                   ----------
                                 APPLICABLE LAW
                                 --------------

     The Plan shall be governed and construed in accordance with the laws of the State of Minnesota. The invalidity of any portion of the Plan shall not invalidate the remainder hereof and said remainder shall continue in full force. The captions and other titles herein are designed for convenience only and are not to be resorted to for the purpose of interpreting any provision of the Plan.

                                   SECTION 11
                                   ----------
                               BINDING AGREEMENT
                               -----------------

     The provisions of the Plan shall be binding upon the Director, his or her heirs, personal representatives and beneficiaries, and subject to the rights granted to amend or terminate the Plan, the provisions of the Plan shall also be binding upon the Company, its successors and assigns.


     Pursuant to a resolution duly adopted by the Board on April 25, 1990, Minnesota Power has caused this instrument to be executed by its duly authorized
officers this     day of July, 1990.



                                                         MINNESOTA POWER

                                                         By: /s/ A. J. Sandbulte
                                                            --------------------
                                                                  Chairman

ATTEST:

By:   /s/ Thomas A. Micheletti
     --------------------------
            Secretary

                                                                       Exhibit A

                 DIRECTOR'S FEES INVESTMENT RETURN CALCULATION



INVESTMENT RETURN = CONSOLIDATED INCOME BEFORE INTEREST CHARGES
                    -------------------------------------------
                    AVERAGE CONSOLIDATED CAPITALIZATION
                    (TO INCLUDE NOTES PAYABLE)

EXAMPLE CALCULATION (1988):

  CONSOLIDATED INCOME B/4 INTEREST 1/ =   $114,969 = 11.08%
  -----------------------------------   ----------
  AVERAGE CONSOLIDATED CAPITAL    2/    $1,037,180

1/ SOURCE: 1988 ANNUAL REPORT
2/ BASED ON LAST TWO YEAR'S ENDING CAPITALIZATION TO INCLUDE
   NOTES PAYABLE:

                                          1987          1988          AVG
                                       ----------    ----------    ----------
   TOTAL CAPITALIZATION                $1,011,405    $1,057,561    $1,034,483
   NOTES PAYABLE                            4,994           400         2,697
                                       ----------    ----------    ----------

      TOTAL                            $1,016,399    $1,057,961    $1,037,180